Exhibit 99.2

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Balance Sheets

	June 30, 2018	December 31, 2017
Assets
Cash and due from banks	$11,416,486	9,628,507
Interest-bearing deposits with banks	20,691,263	14,923,662
Cash and cash equivalents	32,107,749	24,552,169
Investment securities available-for-sale	65,315,316	71,985,032
Other investments	2,319,900	2,273,600
Mortgage loans held-for-sale	299,487	981,147
Loans, net	463,121,770	461,946,690
Premises and equipment, net	7,688,761	7,779,013
Bank-owned life insurance	5,770,347	5,701,773
Goodwill	5,576,880	5,576,880
Core deposit intangible, net	872,371	973,029
Accrued interest receivable and other assets	6,154,845	4,660,321
Receivable from sale of branch location	-	8,880,417
Total assets	$589,227,426	595,310,071

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$140,232,117	133,668,363
Interest-bearing demand	63,239,933	65,690,727
Savings and money market	139,770,537	143,828,271
Time	125,591,836	134,244,033
Total deposits	468,834,423	477,431,394
Securities sold under agreements to repurchase	1,084,502	1,017,331
Federal Home Loan Bank advances and other borrowings	40,000,000	40,000,000
Notes payable	3,600,000	3,900,000
Subordinated debentures	12,606,393	12,584,526
Accrued interest payable and other liabilities	3,385,928	1,939,803
Total liabilities	529,511,246	536,873,054

Commitments and contingencies

Shareholders’ equity:
Common stock, $5.00 par value, 10,000,000 shares authorized, 4,389,640 and 4,313,495 shares issued at June 30, 2018 and December 31, 2017, respectively	21,948,200	21,567,475
Additional paid-in capital	26,935,868	26,490,076
Retained earnings	18,046,726	16,798,265
Accumulated other comprehensive (loss)	(1,299,514)	(503,699)
Treaury stock, at cost, 473,208 shares	(5,915,100)	(5,915,100)
Total shareholders' equity	59,716,180	58,437,017
Total liabilities and shareholders' equity	$589,227,426	595,310,071

See accompanying notes to unaudited consolidated financial statements.

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Statements of Earnings

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Interest and dividend income:
Interest and fees on loans	$6,679,834	$5,549,865	$13,063,203	$10,816,862
Interest and dividends on taxable investment securities	287,096	327,183	571,360	652,780
Interest on non-taxable investment securities	106,515	114,949	214,232	230,572
Interest on interest-bearing deposits and federal funds sold	85,506	21,619	138,800	43,849
Total interest income	7,158,951	6,013,616	13,987,595	11,744,063
Interest expense:
Interest on deposits	860,542	656,058	1,630,552	1,306,356
Interest on borrowings	422,369	175,227	827,104	338,551
Total interest expense	1,282,911	831,285	2,457,656	1,644,907
Net interest income	5,876,040	5,182,331	11,529,939	10,099,156
Provision for loan losses	100,000	250,000	2,110,000	650,000
Net interest income after provision for loan losses	5,776,040	4,932,331	9,419,939	9,449,156
Noninterest income:
Service charges and fees on deposit accounts	69,528	83,198	144,531	159,196
Mortgage banking services	312,948	203,526	591,858	397,704
Gain on sale of SBA loans	299,653	354,556	499,582	905,543
Gain on sale of investment securities available-for-sale	-	60,215	-	60,215
Other	243,320	175,951	513,813	418,967
Total noninterest income	925,449	877,446	1,749,784	1,941,625
Other expense:
Salaries and employee benefits	2,848,905	2,508,109	5,704,520	5,068,005
Occupancy and equipment, net	422,598	322,423	821,827	683,378
Other operating expense	1,508,871	986,929	2,480,374	1,874,382
Total other expense	4,780,374	3,817,461	9,006,721	7,625,765
Earnings before income taxes	1,921,115	1,992,316	2,163,002	3,765,016
Income tax expense	429,008	689,703	446,980	1,279,251
Net earnings	$1,492,107	$1,302,613	$1,716,022	$2,485,765

See accompanying notes to unaudited consolidated financial statements.

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Statements of Comprehensive Income

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net earnings	$1,492,107	1,302,613	1,716,022	2,485,765
Other comprehensive (loss) income, net of tax:
Unrealized (losses) gains on investment securities available-for-sale:
Unrealized (losses) gains arising during the period, net of tax of $(23,749), $273,002, $(274,903) and $555,459, respectively	(68,660)	488,656	(795,815)	955,421
Reclassfication adjustment for gains included in earnings, net of tax of $22,700	-	(37,515)	-	(37,515)

Other comprehensive (loss) income	(68,660)	451,141	(795,815)	917,906
Comprehensive income	$1,423,447	1,753,754	$920,207	3,403,671

See accompanying notes to unaudited consolidated financial statements.

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Statements of Changes in Shareholders’ Equity

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Treasury Stock	Total
Balance, December 31, 2017	$21,567,475	26,490,076	16,798,265	(503,699)	(5,915,100)	58,437,017

Stock compensation expense	-	44,822	-	-	-	44,822
Net earnings	-	-	1,716,022	-	-	1,716,022
Proceeds from exercise of options	380,725	400,970	-	-	-	781,695
Dividends paid	-	-	(467,561)	-	-	(467,561)
Change in unrealized gain/loss on securities available-for-sale, net of tax	-	-	-	(795,815)	-	(795,815)

Balance, June 30, 2018	$21,948,200	26,935,868	18,046,726	(1,299,514)	(5,915,100)	59,716,180

See accompanying notes to unaudited consolidated financial statements.

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Statements of Cash Flows

	For the Six Months Ended
	June 30,
	2018	2017
Cash flows from operating activities:
Net earnings	$1,716,022	2,485,765
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for loan losses	2,110,000	650,000
Depreciation, amortization and accretion	756,387	771,756
Stock option expense	44,822	25,569
Income from bank-owned life insurance	(68,574)	(74,117)
Net gain on sale of securities available for sale	-	(60,215)
Change in:
Mortgage loans held-for-sale	681,660	667,607
Other assets and accrued interest receivable	(1,219,621)	(36,406)
Other liabilities and accrued interest payable	1,446,125	(1,270,761)
Net cash provided by operating activities	5,466,821	3,159,198
Cash flows from investing activities:
Proceeds from calls, maturities, and paydowns of securities available-for-sale	5,336,700	3,589,855
Proceeds from sale of securities available-for-sale	-	2,663,419
Proceeds from sale of other investments	425,000	-
Purchases of other investments	(471,300)	(288,200)
Net change in loans	(3,285,080)	(47,852,148)
Purchases of premises and equipment	(281,312)	(147,628)
Net cash provided (used) by investing activities	1,724,008	(42,034,702)
Cash flows from financing activities:
Net change in deposits	283,446	(10,478,576)
Net change in repurchase agreements	67,171	(745,390)
Repayment of notes payable	(300,000)	(6,600,000)
Repayment of FHLB Advances	(25,000,000)	-
Proceeds from FHLB Advances	25,000,000	5,000,000
Proceeds from subordinated debentures, net of costs	-	12,562,659
Proceeds from exercise of stock options	781,695	-
Dividends paid	(467,561)	(384,036)
Net cash provided (used) by financing activities	364,751	(645,343)
Net change in cash and cash equivalents	7,555,580	(39,520,847)
Cash and cash equivalents at beginning of the period	24,552,169	52,724,931
Cash and cash equivalents at end of the period	$32,107,749	$13,204,084

See accompanying notes to unaudited consolidated financial statements.

LANDMARK BANCSHARES, INC. AND SUBSIDIARY

Unaudited Consolidated Statements of Cash Flows, continued

	For the Six Months Ended
	June 30,
Supplemental disclosure of cash flow information:	2018	2017
Cash paid during the period for:
Interest	$2,492,346	1,637,750
Income taxes	$655,000	2,150,000
Non-cash investing and financing activities:
Change in unrealized (losses) gains on securities available-for-sale, net of tax	$(795,815)	917,906
Transfer of loans to other real estate	$-	-

See accompanying notes to unaudited consolidated financial statements.

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements

(1)	Basis of Presentation

General

The unaudited financial statements include the accounts of Landmark Bancshares, Inc. (“LBI”) and its wholly-owned subsidiary, First Landmark Bank (the “Bank”). The Bank provides a full range of commercial and consumer banking services throughout metropolitan Atlanta, Georgia. The Bank is primarily regulated by the Federal Deposit Insurance Corporation (“FDIC”) and the Georgia Department of Banking and Finance (“DBF”), and undergoes periodic examinations by these regulatory agencies.

In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to present fairly LBI’s consolidated financial statements for the periods presented, and all such adjustments are of a normal recurring nature. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the entire year.

These interim financial statements have been prepared according to the rules and regulations of the Securities and Exchange Commission and, therefore, certain information and footnote disclosures normally presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) have been omitted or abbreviated. These financial statements should be read in conjunction with LBI’s audited financial statements and footnotes contained elsewhere in this Form 8-K.

Preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events and actions the Bank may undertake in the future. Estimates are used in accounting for, among other items, the allowance for loan losses, useful lives for depreciation and amortization, the fair value of financial instruments, and contingencies. Estimates that are particularly susceptible to significant change, and are therefore critical accounting policies, include the determination of the allowance for loan losses and valuation of other real estate. Management does not anticipate any material changes to estimates in the near term. Factors that may cause sensitivity to the aforementioned estimates include, but are not limited to, external market factors such as market interest rates and employment rates, changes to operating policies and procedures, and changes in applicable banking regulations and economic conditions. Actual results may ultimately differ from estimates, although management does not generally believe such differences would materially affect the financial statements in any individual reporting period presented.

(2)	Net Earnings per Common Share

Basic earnings per common share are computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the sum of dilutive common shares issuable and the weighted-average number of shares of common stock outstanding during the period.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net earnings available to common shareholders	$1,492,107	1,302,613	$1,716,022	2,485,765

Weighted average common shares outstanding	3,907,402	3,840,287	3,894,841	3,840,287
Dilutive effect of stock options	56,817	60,652	56,680	61,922
Diluted common shares	3,964,219	3,900,939	3,951,521	3,902,209

Basic earnings per common share	$0.38	$0.34	$0.44	$0.65
Diluted earnings per common share	$0.38	$0.33	$0.43	$0.64

(3)	Investment Securities

Investment securities available-for-sale at June 30, 2018 and December 31, 2017 are as follows:

June 30, 2018:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
State, county and municipals	$26,233,146	84,368	513,316	25,804,199
Mortgage-backed securities	40,831,179	37,595	1,357,656	39,511,117
	$67,064,325	121,963	1,870,972	65,315,316
December 31, 2017:
State, county and municipals	$28,587,294	210,366	301,066	28,496,594
Mortgage-backed securities	44,076,029	139,977	727,568	43,488,438
	$72,663,323	350,343	1,028,634	71,985,032

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements, continued

The following outlines the unrealized losses and fair value by investment category at June 30, 2018 and December 31, 2017.

	June 2018		December 2017
	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses
Unrealized loss for less than 12 months:
State, county and municipals	$10,404,955	161,627	4,838,665	57,148
Mortgage-backed securities	20,426,591	532,124	17,869,936	238,811
Total less than 12 months	30,831,546	693,751	22,708,601	295,959
Unrealized loss for more than 12 months:
State, county and municipals	5,940,333	351,689	6,075,678	243,918
Mortgage-backed securities	16,466,860	825,532	16,581,979	488,757
Total more than 12 months	22,407,193	1,177,221	22,657,657	732,675
	$53,238,739	1,870,972	45,366,258	1,028,634

At June 30, 2018 and December 31, 2017, unrealized losses in the investment portfolio related to debt securities. The unrealized losses on the debt securities arose due to changing interest rates and market conditions and are considered to be temporary because of acceptable investment grades or the repayment sources of principal and interest are backed by government entities. The Company does not intend to sell the investments and it is not likely that the Company will be required to sell the investments before recovery of their amortized cost basis, which may be at maturity.

The amortized cost and estimated fair value of securities available-for-sale at June 30, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Investment Securities with Maturities:	Amortized Cost	Estimated Fair Value
Within 1 year	$1,824,762	1,833,451
1 to 5 years	13,696,239	13,671,779
6 to 10 years	10,712,145	10,298,969
10 years or more	-	-
Mortgage-backed securities	40,831,179	39,511,117
	$67,064,325	65,315,316

(4)	Loans, Allowance for Loan Losses and Credit Quality

Major classifications of loans at June 30, 2018 and December 31, 2017 are summarized as follows:

	June 2018	December 2017
Commercial, financial and agricultural	$80,958,752	82,577,635
Real estate – mortgage	281,996,366	298,624,303
Real estate – construction	82,084,489	61,005,581
Consumer	25,404,107	27,032,614
	470,443,714	469,240,133
Less: Allowance for loan losses	5,154,235	5,061,804
Deferred loan fees	2,167,709	2,231,639
Net loans	$463,121,770	461,946,690

The Bank grants loans and extensions of credit to individuals and a variety of firms and corporations located primarily in metropolitan Atlanta, Georgia. A substantial portion of the loan portfolio is collateralized by improved and unimproved real estate and is dependent upon the real estate market. Loan performance is dependent upon the borrowers' businesses in this trade area and the real estate market.

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements, continued

The following tables present the balance in the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of June 30, 2018 and December 31, 2017:

June 30, 2018:	Commercial, Financial and Agricultural	Real estate- Mortgage	Real estate- Construction	Consumer	Total
Balance, beginning of year	$1,469,705	2,577,511	789,149	225,439	5,061,804
Provisions charged to operating expense	2,019,952	(24,573)	151,897	(37,276)	2,110,000
Loans charged off	(2,070,000)	-	-	-	(2,070,000)
Recoveries	52,431	-	-	-	52,431
Balance, end of year	$1,472,088	2,552,938	941,046	188,163	5,154,235
Ending balance, individually evaluated for impairment	$63,025	-	-	-	63,025
Ending balance, collectively evaluated for impairment	$1,409,063	2,552,938	941,046	188,163	5,091,210
Loans:
Individually evaluated for Impairment	$463,025	866,860	-	-	1,329,885
Collectively evaluated for Impairment	$80,495,727	281,129,506	82,084,489	25,404,107	469,113,829

December 31, 2017:
Balance, beginning of year	$1,613,209	2,294,141	846,467	217,281	4,971,098
Provisions charged to operating expense	2,283,911	265,249	(57,318)	8,158	2,500,000
Loans charged off	(2,500,000)	-	-	-	(2,500,000)
Recoveries	72,585	18,121	-	-	90,706
Balance, end of year	$1,469,705	2,577,511	789,149	225,439	5,061,804
Ending balance, individually evaluated for impairment	$-	-	-	-	-
Ending balance, collectively evaluated for impairment	$1,469,705	2,577,511	789,149	225,439	5,061,804
Loans:
Individually evaluated for Impairment	$3,535,607	829,909	-	-	4,365,516
Collectively evaluated for Impairment	$79,042,028	297,794,394	61,005,581	27,032,614	464,874,617

The Bank individually evaluates material loans for impairment that are on nonaccrual status or are rated substandard (as described below). Additionally, all troubled debt restructurings are evaluated for impairment. A loan is considered impaired when, based on current events and circumstances, it is probable that all amounts due according to the contractual terms of the loan will not be collected. Impaired loans are measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. Interest income on impaired loans is recognized using a cash basis method of accounting during the time within that period in which the loans were impaired.

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements, continued

The following tables present impaired loans by class of loans as of June 30, 2018 and December 31, 2017:

June 30, 2018:	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans with related allowance:
Commercial, financial and agricultural	$63,025	63,025	63,025	63,025	-
Real estate-mortgage	-	-	-	-	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-
Impaired loans without related allowance:
Commercial, financial and agricultural	$436,951	436,951	-	1,452,928	-
Real estate-mortgage	829,909	829,909	-	829,909	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-
Total impaired loans:
Commercial, financial and agricultural	$499,976	499,976	63,025	1,515,953	-
Real estate-mortgage	829,909	829,909	-	829,909	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-

December 31, 2017:
Impaired loans with related allowance:
Commercial, financial and agricultural	$-	-	-	-	-
Real estate-mortgage	-	-	-	-	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-
Impaired loans without related allowance:
Commercial, financial and agricultural	$3,535,607	3,535,607	-	4,539,118	333,514
Real estate-mortgage	829,909	829,909	-	834,930	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-
Total impaired loans:
Commercial, financial and agricultural	$3,535,607	3,535,607	-	4,539,118	333,514
Real estate-mortgage	829,909	829,909	-	834,930	-
Real estate-construction	-	-	-	-	-
Consumer	-	-	-	-	-

The following tables present the aging of the recorded investment in past due loans and nonaccrual loans as of June 30, 2018 and December 31, 2017, by class of loans:

June 30, 2018:	30–59 Days Past Due	60-89 Days Past Due	>90 Days Past Due	Total Past Due	Current	Total	Non-Accrual
Commercial, financial, and agricultural	$-	-	-	-	80,958,752	80,958,752	63,025
Real estate-mortgage	2,337,853	-	-	2,337,853	279,658,513	281,996,366	-
Real estate-construction	-	-	-	-	82,084,489	82,084,489	140,987
Consumer	-	-	-	-	25,404,107	25,404,107	-
Total	$2,337,853	-	-	2,337,853	468,105,861	470,443,714	204,013

December 31, 2017:
Commercial, financial, and agricultural	$-	-	-	-	82,577,635	82,577,635	3,157,507
Real estate-mortgage	901,186	39,465	-	940,651	297,683,652	298,624,303	-
Real estate-construction	175,448	-	-	175,448	60,830,133	61,005,581	271,899
Consumer	-	-	-	-	27,032,614	27,032,614	-
Total	$1,076,634	39,465	-	1,116,099	468,124,034	469,240,133	3,429,406

There were no loans greater than 90 days past due and still accruing at June 30, 2018 or December 31, 2017.

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements, continued

The Bank categorized loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, current economic trends, among other factors. The Bank analyzes loans individually by classifying the loans as to credit risk. This analysis is performed on a continuous basis. The Bank uses the following definitions for its risk ratings:

Watch. Weakness exists that could cause future impairment, including the deterioration of financial ratios, past due status and questionable management capabilities. Collateral values generally afford adequate coverage, but may not be immediately marketable.

Substandard. Specific and well-defined weaknesses exist that may include poor liquidity and deterioration of financial ratios. The loan may be past due and related deposit accounts experiencing overdrafts. Immediate corrective action is necessary.

Doubtful. Specific weaknesses characterized as Substandard that are severe enough to make collection in full unlikely. There is no reliable secondary source of full repayment.

Loss. Loans categorized as Loss have the same characteristics as Doubtful; however, probability of loss is certain. Loans classified as such are generally charged-off.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be Pass rated loans. As of June 30, 2018 and December 31, 2017, and based on the most recent analysis performed, the risk category of loans by class of loans is as follows:

June 30, 2018:	Pass	Watch	Substandard	Loss	Total
Commercial, financial and agricultural	$74,903,857	5,591,870	463,025	-	80,958,752
Real estate-mortgage	275,162,110	5,967,396	866,860	-	281,996,366
Real estate-construction	81,943,502	-	140,987	-	82,084,489
Consumer	25,404,107	-	-	-	25,404,107
	$457,413,576	11,559,265	1,470,873	-	470,443,714

December 31, 2017:
Commercial, financial and agricultural	$72,505,787	6,536,240	3,535,608	-	82,577,635
Real estate-mortgage	291,929,373	5,865,021	829,909	-	298,624,303
Real estate-construction	60,830,133	-	175,448	-	61,005,581
Consumer	27,032,614	-	-	-	27,032,614
	$452,297,907	12,401,261	4,540,965	-	469,240,133

(5)	Fair Value Measurements and Disclosures

The Company utilizes fair value measurements to record fair value adjustments to certain assets.  Investment securities available-for-sale are recorded at fair value on a recurring basis.

Fair Value Hierarchy

The Company groups assets at fair value in three levels, based on the markets in which the assets are traded and the reliability of the assumptions used to determine fair value.  These levels are:

Level 1 –	Valuation is based upon quoted prices for identical instruments traded in active markets.
Level 2 –

Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

Level 3 –

Valuation is generated from model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset.  Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

Landmark Bancshares, Inc. and Subsidiary

Notes to Financial Statements, continued

Following is a description of valuation methodologies used for assets which are recorded at fair value.

Investment Securities Available-for-Sale

Investment securities available-for-sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon quoted prices, if available.  If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques such as the present value of future cash flows, adjusted for the security’s credit rating, prepayment assumptions and other factors such as credit loss assumptions.  Level 1 securities include those traded on an active exchange, such as the New York Stock Exchange and U.S. Treasury securities that are traded by dealers or brokers in active over-the-counter market funds.  Level 2 securities include mortgage-backed securities issued by government sponsored enterprises and state, county and municipal bonds.  Securities classified as Level 3 include asset-backed securities in less liquid markets.

Loans

The Company does not record loans at fair value on a recurring basis.  However, from time to time, a loan is considered impaired and a specific allocation is established within the allowance for loan losses.  Loans for which it is probable that payment of interest and principal will not be made in accordance with the contractual terms of the loan agreement are considered impaired.  Once a loan is identified as individually impaired, management measures impairment using one of three methods, including collateral value, market value of similar debt, and discounted cash flows.  Those impaired loans not requiring an allowance represent loans for which the fair value of the expected repayments or collateral exceed the recorded investments in such loans.  Impaired loans in which an allowance is established based on the fair value of collateral require classification in the fair value hierarchy.  When the fair value of the collateral is based on an observable market price, the Company records the impaired loan as nonrecurring Level 2.  When an appraised value is utilized or management determines the fair value of the collateral is further impaired below the appraised value and there is no observable market price, the Company records the impaired loan as nonrecurring Level 3.

Assets Recorded at Fair Value on a Recurring Basis

The table below presents the recorded amount of assets measured at fair value on a recurring basis as of June 30, 2018 and December 31, 2017 (in 000’s):

June 30, 2018:	Level 1	Level 2	Level 3	Total
State, county and municipals	$-	25,804	-	25,804
Mortgage-backed securities	-	39,511	-	39,511
	$-	65,315	-	65,315
December 31, 2017:
State, county and municipals	$-	28,497	-	28,497
Mortgage-backed securities	-	43,488	-	43,488
	$-	71,985	-	71,985

Assets Recorded at Fair Value on a Nonrecurring Basis

The Company may be required, from time to time, to measure certain assets at fair value on a nonrecurring basis in accordance with U.S. generally accepted accounting principles.  These include assets that are measured at the lower of cost or market that were recognized at fair value below cost at the end of the period.  Assets measured at fair value on a nonrecurring basis are included in the table below as of June 30, 2018 and December 31, 2017 (in 000’s):

June 30, 2018:	Level 1	Level 2	Level 3	Total
Impaired loans	$-	-	-	-

December 31, 2017:
Impaired loans	$-	-	2,999	2,999